UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2024

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 Main Street, Building 4, Suite 3

Monroe, Connecticut 06468

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (484) 800-9154

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

On December 4, 2024 the Board of Directors of Eastside Distilling, Inc. dismissed M&K CPAS, PLLC from its position as the principal independent accountant for Eastside Distilling, Inc. The dismissal was approved by the Audit Committee of the Board of Directors.

The audit reports of M&K CPAS, PLLC on Eastside Distilling, Inc.’s financial statements for the years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion or qualification, except that the audit report of M&K CPAS, PLLC on Eastside Distilling, Inc.’s financial statements for the years ended December 31, 2023 and 2022 did contain a modification expressing substantial doubt about the ability of Eastside Distilling, Inc. to continue as a going concern. M&K CPAS, PLLC did not, during the applicable period, advise Eastside Distilling, Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the subsequent interim period through December 4, 2024, there was no disagreement between Eastside Distilling, Inc. and M&K CPAS, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused M&K CPAS, PLLC to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, except that, in connection with its audit of the financial statements for the years ended December 31, 2023 and 2022, M&K CPAS, PLLC advised Eastside Distilling, Inc. that there was a material weakness in the internal controls necessary for Eastside Distilling, Inc. to develop reliable financial statements since management lacked a formal policy of inputs in testing for impairment.

Eastside Distilling, Inc. requested M&K CPAS, PLLC to furnish a letter addressed to the Securities Exchange Commission stating whether or not M&K CPAS, PLLC agrees with the statements in this 8-K pertaining to M&K CPAS, PLLC. A copy of the letter is filed as an exhibit to this 8-K.

On December 4, 2024, Eastside Distilling, Inc. appointed Salberg & Company, P.A. as its independent registered public accounting firm for the year ending December 31, 2024. During Eastside Distilling, Inc.’s two most recent fiscal years ended December 31, 2023 and 2022, and through December 4, 2024, neither Eastside Distilling, Inc. nor anyone on behalf of Eastside Distilling, Inc. consulted with Salberg & Company, P.A. regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Eastside Distilling, Inc.’s financial statements as to which Eastside Distilling, Inc. received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue, or (b) any matter that was the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
16	Letter from M&K CPAS, PLLC
104	Cover page interactive data file (embedded within the iXBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2024

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Executive Officer

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